Exhibit 10.21
Leadis Technology, Inc.
2004 Equity Incentive Plan
Phantom Stock Award Grant Notice
Leadis Technology, Inc. (the “Company”), pursuant to its 2004 Equity Incentive Plan (the “Plan”), hereby grants to Participant a Phantom Stock Award covering the number of shares of phantom stock (the “Phantom Stock”) set forth below (the “Award”). This Award shall be evidenced by a Phantom Stock Award Agreement (the “Agreement”). This Award is subject to all of the terms and conditions as set forth herein and in the Agreement and the Plan, which are attached hereto and incorporated herein in their entirety.

Participant:

Date of Grant:

Number of Shares of Phantom Stock:

Payment for Phantom Stock:	Participant’s services to the Company

Vesting Schedule:	[One-half (1/2) of the Phantom Stock shall vest on the date that is thirteen (13) months following the Date of Grant. The remaining one-half (1/2) of the Phantom Stock shall vest on the second anniversary of the Date of Grant, provided that the Participant’s Continuous Service has not terminated prior to the applicable vesting date.]

Deferral Election:
☐	I elect not to defer issuance of the shares of Common Stock, if any, that I may receive pursuant to my Award.

☐	I elect to defer issuance of the shares of Common Stock, if any, that I may receive pursuant to my Award and have completed or will complete and submit the Deferral Election Form attached hereto by , 2007.
Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Agreement and the Plan. Participant further acknowledges that this Grant Notice, the Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the award of the Phantom Stock and the Common Stock subject to the shares of Phantom Stock and supersede all prior oral and written agreements on that subject with the exception of (i) awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

Other Agreements:

Leadis Technology, Inc.		Participant

By:

	Signature		Signature

Title:		Date:

Date:

Attachments:	Phantom Stock Award Agreement, Deferral Election Form, and Leadis Technology, Inc. 2004 Equity Incentive Plan

Attachment I
Agreement

Leadis Technology, Inc.
2004 Equity Incentive Plan
Phantom Stock Award Agreement
     Pursuant to the Phantom Stock Award Grant Notice (“Grant Notice”) and this Phantom Stock Award Agreement (“Agreement”), Leadis Technology, Inc. (the “Company”) has awarded you a Phantom Stock Award under its 2004 Equity Incentive Plan (the “Plan”) for the number of shares of Phantom Stock (“Phantom Stock”) as indicated in the Grant Notice (collectively, the “Award”). Except where indicated otherwise, defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.
     The details of your Award are as follows:
     1. Number of Shares of Phantom Stock and Shares of Common Stock. The number of shares of Phantom Stock subject to your Award is set forth in the Grant Notice. Each share of Phantom Stock shall represent the right to receive one (1) share of Common Stock. The number of shares of Phantom Stock subject to your Award and the number of shares of Common Stock deliverable with respect to such Phantom Stock may be adjusted from time to time for capitalization adjustments as described in Section 11(a) of the Plan.
     2. Vesting. The shares of Phantom Stock shall vest, if at all, as provided in the vesting schedule set forth in your Grant Notice; provided, however, that vesting shall cease upon the termination of your Continuous Service.
     3. Dividends. You shall receive no benefit or adjustment to your Award with respect to any cash dividend or other distribution in respect of the Common Stock subject to your Award that does not result in a capitalization adjustment pursuant to Section 11(a) of the Plan; provided, however, that this sentence shall not apply with respect to any shares of Common Stock that are actually delivered to you in connection with your Award, on and after the date of such delivery. Any additional shares of Phantom Stock, Common Stock, cash or other property that become subject to the Award pursuant to this Section 3 shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other shares of Phantom Stock and Common Stock subject to your Award.
     4. Payment. This Award was granted in consideration of your services to the Company. Subject to Section 11 below, you will not be required to make any payment to the Company (other than your services with the Company) with respect to your receipt of the Award, vesting of the Phantom Stock, or the delivery of the shares of Common Stock subject to the Phantom Stock.
     5. Delivery of Shares. Subject to Section 11 below, your vested shares of Phantom Stock shall be converted into shares of Common Stock, and the Company will deliver to you a number of shares of Common Stock equal to the number of vested shares subject to your Award on the applicable vesting date or as soon as practicable thereafter; provided, however, that in the event that the Company determines that you are subject to its policy regarding insider trading of the Company’s stock and any shares of Common Stock subject to your Award are scheduled to be delivered on a day (the “Original Distribution Date”) that does not occur during an open “window period” applicable to you, as determined by the Company in accordance with such policy, then such shares shall not be delivered on such Original Distribution Date and shall instead be delivered as soon as practicable within the next open “window period” applicable to you pursuant to such policy; and provided further, that if you elect to defer issuance of the shares of Common Stock as provided in Section 6 of this Agreement, the shares of Common Stock shall be issued as set forth in your Deferral Election Form. The form of delivery (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
     6. Deferral Election. You may elect to defer issuance of the shares of Common Stock that would otherwise be issued by virtue of the vesting of your Award as set forth in the Grant Notice. If such deferral election is made, it shall be made in accordance with the following requirements:
          (a) No deferral period shall exceed five (5) years from the original vesting date of the Award; and
          (b) You must complete and submit a Deferral Election Form (in substantially the form attached to the Grant Notice) to the Company within thirty (30) days following the date of grant set forth in the Grant Notice.
     7. Securities Law Compliance. Notwithstanding anything to the contrary contained herein, you will not be issued any shares of Common Stock under your Award unless either (a) such shares are then registered under the Securities Act or (b) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award also must comply with other applicable laws and regulations governing the Award, and you will not receive any shares of Common Stock under your Award if the Company determines that such receipt would not be in material compliance with such laws and regulations.
     8. Transfer Restrictions. Prior to the time that the shares of Common Stock subject to your Award have been delivered to you, you may not transfer, pledge, sell or otherwise dispose of such shares. For example, you may not use shares of Common Stock that may be issued in respect of your shares of Phantom Stock as security for a loan, nor may you transfer, pledge, sell or otherwise dispose of such shares. This restriction on transfer will lapse upon delivery to you of shares of Common Stock in respect of your vested shares of Phantom Stock. Your Award is not transferable, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any distribution of shares of Common Stock in respect of vested shares of Phantom Stock pursuant to this Agreement.
     9. Award not a Service Contract. Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or any Affiliate, or on the part of the Company or any Affiliate to continue such service. In addition, nothing in your Award shall obligate the Company or any Affiliate, their respective stockholders, boards of directors or employees to continue any relationship that you might have as an Employee, Director or Consultant of the Company or any Affiliate.
     10. Unsecured Obligation. Your Award is unfunded, and even as a holder of vested shares of Phantom Stock, you shall be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to distribute shares of Common Stock pursuant to this Agreement. You shall not have voting or any other rights as a stockholder of the Company with respect to the Common Stock acquired pursuant to this Agreement until such Common Stock is issued to you. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.
     11. Withholding Obligations.
          (a) On or before the time you receive a distribution of shares pursuant to your Award, or at any time thereafter as requested by the Company, you hereby authorize withholding from, at the Company’s election, vested shares of Common Stock distributable to you, payroll and any other amounts payable to you and otherwise agree to make adequate provision for, as determined by the Company, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with your Award.
          (b) Notwithstanding Section 11(a), if you elect to defer issuance of the shares of Common Stock as provided in Section 6 of this Agreement, you shall be required to make adequate provision for any sums required to satisfy any federal, state, local and foreign tax withholding obligations of the Company and/or any Affiliate which arise in connection with the vesting of your Award at the time of such vesting.
          (c) Unless the tax withholding obligations of the Company or any Affiliate are satisfied, the Company will have no obligation to deliver to you any shares of Common Stock pursuant to your Award.
     12. Notices. Any notices provided for in your Award or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
     13. Execution of Documents. You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Agreement. You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your Award. This Agreement shall be deemed to be signed by the Company and you upon the respective signing by the Company and you of the Grant Notice to which it is attached.

     14. Miscellaneous.
          (a) The rights and obligations of the Company with respect to your Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.
          (b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.
          (c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.
          (d) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
          (e) All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
     15. Headings. The headings of the Sections in this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.
     16. Severability. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
     17. Governing Plan Document. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control.

Attachment II
Deferral Election Form

Leadis Technology, Inc.
2004 Equity Incentive Plan
Phantom Stock Award Deferral Election Form

Note: Please complete this Deferral Election Form and return a signed copy to                      of Leadis Technology, Inc. (the “Company”) by                     , 2007.
1.	Deferral Election.

I acknowledge that I have been granted a Phantom Stock Award (“Award”) dated , 2007 by the Company under its 2004 Equity Incentive Plan (the “Plan”). I hereby elect to defer the issuance of shares of the Company’s Common Stock, if any, that I may receive pursuant to such Award and to receive a stock certificate evidencing such shares as follows:

Number of Shares of
Original Distribution Date	Deferred Issuance Date*	Common Stock Deferred

*	Note: You may not elect a Deferred Issuance Date that is beyond five (5) years from the original vesting date of the Award.
I understand that if my Continuous Service (as defined in the Plan) with the Company or one of its Affiliates is terminated prior to the deferred issuance date that I have indicated above, my election to receive an issuance of shares on that date will be revoked. In that event, I automatically will be issued a stock certificate evidencing the shares of Common Stock in respect of the vested portion of my Award as soon as administratively practicable following the termination of my Continuous Service, and any unvested portion of my Award shall be forfeited.

2.	Deferred Compensation Agreement.
(A)	I acknowledge that I have reviewed copies of and understand the terms of the Phantom Stock Award Grant Notice (“Grant Notice”), Phantom Stock Award

Agreement (“Agreement”), and Plan and that capitalized terms in this Deferral Election Form are defined in the Grant Notice, Agreement, or Plan. I hereby agree to defer issuance of the above-specified number of shares of Common Stock subject to my Award and to have such shares issued to me at a later date pursuant to the terms and conditions of this Deferral Election Form, Grant Notice, Agreement, and Plan, which are incorporated by reference in their entirety into this Deferral Election Form.

Notwithstanding anything in this Deferral Election Form to the contrary, I understand that in the event that the Company determines that I am subject to its policy regarding insider trading of the Company’s stock and any shares of Common Stock in respect of my Award are scheduled to be delivered on a day (the “Deferred Issuance Date”) that does not occur during a “window period” applicable to me, as determined by the Company in accordance with such policy, then such shares shall not be delivered on such Deferred Issuance Date and shall instead be delivered as soon as practicable within the next “window period” applicable to me pursuant to such policy.

(B)	I understand that the Company and and/or any Affiliate shall have certain tax withholding obligations at the time I become vested in my right to receive the shares of Common Stock subject to my Award. and at the time I receive the shares of Common Stock in respect of the vested portion of my Award. I agree to make adequate provision for any sums required to satisfy such withholding obligations.

(C)	I understand that the establishment of the Grant Notice, Agreement, or Plan, as well as my election made herein, do not create a legal or equitable right or claim against the Company or an Affiliate, except as expressly provided in this Deferral Election Form or the Grant Notice, Agreement, or Plan, and in no event shall the terms of my employment or service with the Company or an Affiliate be modified or in any way affected by this Deferral Election Form or the Grant Notice, Agreement, or Plan. I further understand that this Deferral Election Form and the Grant Notice, Agreement, and Plan are not agreements for employment or other services and are not a guarantee of future compensation from, or employment or service with, the Company or an Affiliate.

(D)	I understand that any shares of Common Stock that I defer pursuant to this Deferral Election Form will remain an asset of the Company and subject to the claims of its general creditors in the event of its bankruptcy or insolvency.

Participant’s Name (please print or type)	Social Security Number

Participant’s Signature	Date

Attachment III
Leadis Technology, Inc. 2004 Equity Incentive Plan

Leadis Technology, Inc.
2004 Equity Incentive Plan
Phantom Stock Award Grant Notice
Leadis Technology, Inc. (the “Company”), pursuant to its 2004 Equity Incentive Plan (the “Plan”), hereby grants to Participant a Phantom Stock Award covering the number of shares of phantom stock (the “Phantom Stock”) set forth below (the “Award”). This Award shall be evidenced by a Phantom Stock Award Agreement (the “Agreement”). This Award is subject to all of the terms and conditions as set forth herein and in the Agreement and the Plan, which are attached hereto and incorporated herein in their entirety.

Participant:

Date of Grant:

Vesting Commencement Date:

Number of Shares of Phantom Stock:

Payment for Phantom Stock:	Participant’s services to the Company

Vesting Schedule:	[One-half (1/2) of the Phantom Stock shall vest on each of the first and second anniversaries of the Vesting Commencement Date, provided that the Participant’s Continuous Service has not terminated prior to the applicable vesting date.]
Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Agreement and the Plan. Participant further acknowledges that this Grant Notice, the Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the award of the Phantom Stock and the Common Stock subject to the shares of Phantom Stock and supersede all prior oral and written agreements on that subject with the exception of (i) awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

Other Agreements:

Leadis Technology, Inc.		Participant

By:

	Signature		Signature

Title:		Date:

Date:

Attachments:	Phantom Stock Award Agreement and Leadis Technology, Inc. 2004 Equity Incentive Plan

Attachment I
Agreement

Leadis Technology, Inc.
2004 Equity Incentive Plan
Phantom Stock Award Agreement
     Pursuant to the Phantom Stock Award Grant Notice (“Grant Notice”) and this Phantom Stock Award Agreement (“Agreement”), Leadis Technology, Inc. (the “Company”) has awarded you a Phantom Stock Award under its 2004 Equity Incentive Plan (the “Plan”) for the number of shares of Phantom Stock (“Phantom Stock”) as indicated in the Grant Notice (collectively, the “Award”). Except where indicated otherwise, defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.
     The details of your Award are as follows:
     18. Number of Shares of Phantom Stock and Shares of Common Stock. The number of shares of Phantom Stock subject to your Award is set forth in the Grant Notice. Each share of Phantom Stock shall represent the right to receive one (1) share of Common Stock. The number of shares of Phantom Stock subject to your Award and the number of shares of Common Stock deliverable with respect to such Phantom Stock may be adjusted from time to time for capitalization adjustments as described in Section 11(a) of the Plan.
     19. Vesting. The shares of Phantom Stock shall vest, if at all, as provided in the vesting schedule set forth in your Grant Notice; provided, however, that vesting shall cease upon the termination of your Continuous Service.
     20. Dividends. You shall receive no benefit or adjustment to your Award with respect to any cash dividend or other distribution in respect of the Common Stock subject to your Award that does not result in a capitalization adjustment pursuant to Section 11(a) of the Plan; provided, however, that this sentence shall not apply with respect to any shares of Common Stock that are actually delivered to you in connection with your Award, on and after the date of such delivery. Any additional shares of Phantom Stock, Common Stock, cash or other property that become subject to the Award pursuant to this Section 3 shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other shares of Phantom Stock and Common Stock subject to your Award.
     21. Payment. This Award was granted in consideration of your services to the Company. Subject to Section 10 below, you will not be required to make any payment to the Company (other than your services with the Company) with respect to your receipt of the Award, vesting of the Phantom Stock, or the delivery of the shares of Common Stock subject to the Phantom Stock.
     22. Delivery of Shares. Subject to Section 10 below, your vested shares of Phantom Stock shall be converted into shares of Common Stock, and the Company will deliver to you a number of shares of Common Stock equal to the number of vested shares subject to your Award on the applicable vesting date or as soon as practicable thereafter; provided, however, that in the event that the Company determines that you are subject to its policy regarding insider

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trading of the Company’s stock and any shares of Common Stock subject to your Award are scheduled to be delivered on a day (the “Original Distribution Date”) that does not occur during an open “window period” applicable to you, as determined by the Company in accordance with such policy, then such shares shall not be delivered on such Original Distribution Date and shall instead be delivered as soon as practicable within the next open “window period” applicable to you pursuant to such policy. The form of delivery (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
     23. Securities Law Compliance. Notwithstanding anything to the contrary contained herein, you will not be issued any shares of Common Stock under your Award unless either (a) such shares are then registered under the Securities Act or (b) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award also must comply with other applicable laws and regulations governing the Award, and you will not receive any shares of Common Stock under your Award if the Company determines that such receipt would not be in material compliance with such laws and regulations.
     24. Transfer Restrictions. Prior to the time that the shares of Common Stock subject to your Award have been delivered to you, you may not transfer, pledge, sell or otherwise dispose of such shares. For example, you may not use shares of Common Stock that may be issued in respect of your shares of Phantom Stock as security for a loan, nor may you transfer, pledge, sell or otherwise dispose of such shares. This restriction on transfer will lapse upon delivery to you of shares of Common Stock in respect of your vested shares of Phantom Stock. Your Award is not transferable, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any distribution of shares of Common Stock in respect of vested shares of Phantom Stock pursuant to this Agreement.
     25. Award not a Service Contract. Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or any Affiliate, or on the part of the Company or any Affiliate to continue such service. In addition, nothing in your Award shall obligate the Company or any Affiliate, their respective stockholders, boards of directors or employees to continue any relationship that you might have as an Employee, Director or Consultant of the Company or any Affiliate.

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     26. Unsecured Obligation. Your Award is unfunded, and even as a holder of vested shares of Phantom Stock, you shall be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to distribute shares of Common Stock pursuant to this Agreement. You shall not have voting or any other rights as a stockholder of the Company with respect to the Common Stock acquired pursuant to this Agreement until such Common Stock is issued to you. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.
     27. Withholding Obligations.
          (a) On or before the time you receive a distribution of shares pursuant to your Award, or at any time thereafter as requested by the Company, you hereby authorize withholding from, at the Company’s election, vested shares of Common Stock distributable to you, payroll and any other amounts payable to you and otherwise agree to make adequate provision for, as determined by the Company, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with your Award.
          (b) Unless the tax withholding obligations of the Company or any Affiliate are satisfied, the Company will have no obligation to deliver to you any shares of Common Stock pursuant to your Award.
     28. Notices. Any notices provided for in your Award or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
     29. Execution of Documents. You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Agreement. You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your Award. This Agreement shall be deemed to be signed by the Company and you upon the respective signing by the Company and you of the Grant Notice to which it is attached.
     30. Miscellaneous.
          (a) The rights and obligations of the Company with respect to your Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.
          (b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

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          (c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.
          (d) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
          (e) All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
     31. Headings. The headings of the Sections in this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.
     32. Severability. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
     33. Governing Plan Document. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control.

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Attachment II
Leadis Technology, Inc. 2004 Equity Incentive Plan